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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 21, 1997

                   COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)
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        0-17000                                                          38-2799780
(Commission File Number)                                     (IRS Employer Identification No.)


     101 North Pine River Street, Ithaca, Michigan                        48847
         (address of principal executive offices)                      (ZIP Code)

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Registrant's telephone number, including area code: (517) 875-4144


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                    Information to be Included In the Report

Item 5. Other Events

Effective June 11, 1997, the Board of Directors of Commercial National Financial Corporation (CNFC) appointed Mr. Jeffrey S. Barker as Acting President and Chief Executive Officer of CNFC and Commercial Bank. Commercial Bank is a wholly owned subsidiary of CNFC. The Board of Directors has not appointed Mr. Barker to the Board of Directors of CNFC or Commercial Bank.

Mr. Barker most recently served as Senior Vice President-Lending of Commercial Bank. Effective January 1, 1997 he also served as CNFC's Secretary and Treasurer.

Item 6. Resignation of Registrant's Directors

By letter dated July 21, 1997, Mr. Milligan resigned from the Board of Directors of CNFC and of Commercial Bank. Mr. Milligan also resigned from his positions as Chief Executive Officer and President of CNFC and Commercial Bank. The Board of Directors of CNFC and Commercial Bank has accepted Mr. Milligan's resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 1997            COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                        By: /s/ Patrick G. Duffy
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                                        Title: V.P. Chief Financial Officer
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